Connecticut Water Service, Inc. New York Society of Security Analysts December 6, 2012 Exhibit 99.1

Forward Looking Statements
Forward Looking Statements
Except for the historical statements and discussions,
some statements contained in this report constitute
“forward looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934. These
forward looking statements are based on current
expectations and rely on a number of assumptions
concerning future events, and are subject to a number
of uncertainties and other factors, many of which are
outside our control, that could cause actual results to
differ materially from such statements.

Connecticut Water Service, Inc.
Connecticut Water Service, Inc.
NASDAQ: CTWS
Subsidiaries:
Connecticut Water Company
Maine Water Company
New England Water Utility Services, Inc. (Unregulated)
Market Capitalization:
$270 Million
Current Dividend and Yield:
$0.97 3.1%

Our Water Companies Our Water Companies Serving families and communities since 1849 Two states 72 Towns Serving 350,000 people 235 Employees

Our Mission … Our Mission … Passionate employees delivering life sustaining, high quality water service to families and communities while providing a fair return to our shareholders

Water Touches Everything Water Touches Everything We Care About… We Care About…

Our Strategy…
Our Strategy…
Growth Shareholders
Customers Employees
Invest in utility infrastructure with fair and
timely regulatory recovery
Selective acquisitions (Atlantic coast focus)
Complementary non-regulated utility
services
Deliver consistent financial performance
High quality earnings
Conservative financial management
Stable and growing dividend
Provide high-quality water
Responsive and courteous service
Environmental stewardship
7
“Satisfied employees satisfy customers”
Trust-based, team-oriented approach
Employee satisfaction is executive
compensation metric

WELCOME TO
MAINE
The way life should be

MaineWater

ConnecticutWater

Infrastructure Investment Acquisitions Utility Services Growth Strategy

Infrastructure Recovery
Infrastructure Recovery
WICA (CT)
5% annual cap / 7.5% maximum
$13 – 15 million per year in
pipeline replacement
Current surcharge 5.73%
TSIRR (ME)
Rules being developed
Available Mid-2013

Growth

CapEx
in million
$35
$30
$25
$20
$15
$10
$5
$0
$8.0
$14.0
$16.0
$19.0
$19.9
$26.4
$26.2
$22.9
$25.1
$31.3
2004
2005
2006
2007
2008
2009
2010
2011
2012*
2013**

MaineWater ConnecticutWater

Capital Expenditures Capital Expenditures * 2012 Estimated ** 2013 Projected

CONNECTICUT ENERGY ENVIRONMENT

MaineWater ConnecticutWater

Connecticut PURA
Connecticut PURA
Public Utilities Regulatory Authority
Public Utilities Regulatory Authority
6 month regulatory approval
Engaged directors
WICA
Part of the Department of Energy and
Environmental Protection (DEEP)
Regulatory strategy – engage & educate

Maine Public Utilities Commission
Maine Public Utilities Commission
Fair & Balanced
Cases routinely settled
ROE’s – 10% +
TSIRR signed into law
Temporary Surcharge for Infrastructure Replacement and Repair
Expected to be available mid-2013

Growth

MaineWater
Mirror Lake
Water Treatment Facility

MaineWater

ConnecticutWater

Acquisitions Acquisitions Acquire Water & Waste Water Systems Connecticut/Maine Atlantic Coast States Fair Regulation 60 Acquisitions in 20 years

Growth

MaineWater
BIDDEFORD AND SACO

MaineWater

ConnecticutWater

15,600 customers or 50,000 people $19.4M Net Utility Plant EV = $19.8M MPUC has approved Closing December 2012

Utility Services Utility Services 80 client contracts O&M Leak Detection Compliance Reporting University of Connecticut

Growth

6000
4000
2000
0
1/1/2010
11/1/2012

MaineWater ConnecticutWater

Linebacker Plans Linebacker Plans ® ® Protection Programs Protection Programs Service Line Protection Sewer/Septic Lines Home Plumbing Enrollments in Expanded Plans

High Quality Water Responsive and Courteous Service Efficient & Effectively Delivered Environmental Stewardship Customer Satisfaction! World Class 6+ Years Customer Strategy

Superstorm Sandy
Superstorm Sandy
•
Maintained Uninterrupted Service:
–
99.4% of customers
–
Interruption duration less than a day
•
Off the grid for days:
–
31 generators in service
–
Passionate dedicated employees

Customer Service
Customer Service
(in the Community)
(in the Community)
Superstorm Sandy
Established water filling stations
for private well owners
Well received by communities
and regulators
“These situations bring out the best in people and Connecticut Water certainly showed that”
Fillmore McPherson, First Selectman, Town of Madison

Leadership is a privilege Trust based Team & service oriented Professionals “Satisfied Employees Satisfy Customers” Employee Satisfaction Executive Compensation Metric Employee Strategy

Shareholder Strategy Consistent Financial Performance Strong Dividend Yield High Earnings Quality Strong Balance Sheet Conservative Financial Management

Performance Performance High Earnings Quality 90% of Revenues and Earnings from Regulated Business Strong Balance Sheet LTD <5% Embedded Cost Access to Capital Doubled S & P Rating “A”

Shareholder

2012 - $12M

MaineWater ConnecticutWater

September 30, 2012 September 30, 2012 2012 - $71.2M 2011 - $58.5M 2011 - $9.5M 2012 - $1.39 2011 - $1.10 Revenue Net Income EPS

Shareholder

$1.00
$0.98
$0.96
$0.94
$0.92
$0.90
$0.88
$0.86
$0.84
$0.82
$0.835
$0.845
$0.855
$0.865
$0.88
$0.90
$0.92
$0.94
$0.96
0.98
04
05
06
07
08
09
10
11
12
13 est

MaineWater ConnecticutWater

Dividend Growth Dividend Growth

Shareholder

75%
50%
25%
0%
63.6%
11.2%
5.4%
13.7%
26.5%
CTWS
Dow Jones Indus.
S&P 500 Index
NASDAQ
Peer Average

MaineWater ConnecticutWater

Performance Performance 5 Year Financial Performance Total Return @ 9/30/12 CTWS & Peer data source: Edward Jones Water Utility Industry Summary – 9/30/12

Thank You! Thank You!